The Empire Builder Tax Free Bond Fund

Supplement dated November 12, 2012

To the Prospectus of
The Empire Builder Tax Free Bond Fund dated June 27, 2012.

Empire Builder Tax Free Bond Fund

The Board of Trustees of the Empire Builder Tax Free Bond Fund (“Empire Builder Fund”) has approved the proposed reorganization of the Empire Builder Fund into the Neuberger Berman New York Municipal Intermediate Bond Fund (“New Fund”), a newly created fund being organized in connection with the reorganization. The proposed transaction is subject to approval by the shareholders of the Empire Builder Fund at a shareholders’ meeting expected to be held in the first quarter of 2013. No assurance can be given that the reorganization will occur.

Under the terms of the proposed Agreement and Plan of Reorganization and Termination, the Empire Builder Fund’s assets and liabilities would be transferred to the New Fund in return for Institutional Class shares of the New Fund with equal total net asset value as of the valuation date. These New Fund Institutional Class shares would be distributed pro rata to shareholders of the Empire Builder Fund in exchange for their Empire Builder Fund shares. Current Empire Builder Fund shareholders would thus become shareholders of the New Fund and receive shares of the New Fund with a total net asset value equal to that of their shares of the Empire Builder Fund at the time of the reorganization. The proposed transaction is expected to be a tax-free event for federal income tax purposes.

A full description of the New Fund and the terms of the proposed reorganization will be contained in a combined prospectus/proxy statement, which is expected to be mailed to shareholders of the Empire Builder Fund in late 2012 or early 2013.

In light of the proposed transaction, sales of Empire Builder Fund shares may be suspended at a future date.  Any such suspension will be communicated separately.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Neuberger Berman New York Municipal Intermediate Bond Fund, nor is it a solicitation of any proxy. For more information regarding the Neuberger Berman New York Municipal Intermediate Bond Fund, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-877-9700. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission website (http://www.sec.gov). Please read the prospectus/proxy statement carefully before making any investment decisions.